Exhibit 99.6 1Q 2020 – Earnings Conference Call Supplemental Material April 30, 2020 – based on financial results as of March 31, 2020 Investor Contact: TrinityInvestorRelations@trin.net Website: www.trin.net

Forward Looking Statements Some statements in this presentation, which are not historical facts, are “forward‐looking statements” as defined by the Private Securities  Litigation Reform Act of 1995. Forward‐looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or  strategies for the future, and the assumptions underlying these forward‐looking statements, including, but not limited to, future financial and  operating performance, future opportunities and any other statements regarding events or developments that Trinity believes or anticipates will or  may occur in the future, including the potential financial and operational impacts of the COVID‐19 pandemic. Trinity uses the words “anticipates,”  “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “projected,” “outlook,” and similar  expressions to identify these forward‐looking statements. Forward‐looking statements speak only as of the date of this release, and Trinity  expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward‐looking statement contained herein to  reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement  is based, except as required by federal securities laws. Forward‐looking statements involve risks and uncertainties that could cause actual results to  differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic,  competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, and such forward‐ looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to  differ from those contained in the forward‐looking statements, see “Risk Factors” and “Forward‐Looking Statements” in Trinity’s Annual Report on  Form 10‐K for the most recent fiscal year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10‐Q, and Trinity’s Current Reports on Form 8‐K. Additionally, the information and metrics on slide 5 are assumptions used for scenario modeling purposes only.  They are not statements of the  Company’s expectations, projections, guidance, forecasts, or estimates and readers should not interpret them as such. 2

Trinity’s Response Actions to COVID‐19 Health & Safety  Community  Supply Chain  Protocols Support Monitoring Cost  Financial  Optimization Modeling 3

# Facing Market Challenge from a Position of Strength

| Solid Liquidity of $760mm | Attractive Debt Structures | Conservative Capitalization |
|---|---|---|

## LIQUIDITY

Cash & Equivalents
**$213mm**

Revolver Availability
**$285mm**

Warehouse Availability
**$262mm**

Expected Tax Refund
**$300mm**

## DEBT STRUCTURE

Recourse Debt
**$530mm @ ~4%(1)**

Non-recourse Debt
**$4.4B @ ~4%(1)**

- Low-cost funds
- Flexible term structures
- No maturities until 2022

## CAPITAL LEVERS

Unencumbered Railcars
**$1.5B**

- Pledge to warehouse
- Additional assets can be sold or financed
- LTV of 55% for the wholly-owned lease portfolio as of 1Q-20(2)

TRINITY INDUSTRIES

*(1) Blended average interest rate as of March 31, 2020; (2) Includes corporate revolving credit facility as part of the short-term financing structure*

4

# Management Scenario Analysis Factors

| | | BASE CASE (Economic Recovery) | STRESS CASE (Further Contraction or Relapse) |
|---|---|---|---|
| Business Drivers | Railcar Deliveries | Backlog Delivers | Deferred Deliveries |
| | Lease Portfolio | ~ 95% Utilization Rate | < 90% Utilization Rate<br>Customer Late Payments |
| | Lease Fleet Sales | Modest Sales | Q1-20 Sales Only |
| | Cost Optimization | 30% Mfg Reduction<br>SE&A Target Achieved | Further Reductions<br>(in line with business) |
| Capital Allocation | Leasing CapEx | Committed Deliveries and Modifications<br>Modest Sec. Mkt Purchases | Modest Deferrals<br>No Sec. Mkt Purchases |
| | Manufacturing CapEx | FY20 – Continue CIP<br>FY21 – Min New Growth | FY20 – Delay CIP<br>FY21 – Maintenance Only |
| | Share Repurchases | Complete Authorization | Minimal Activity |
| | Dividends | **MAINTAIN** | **MAINTAIN** |

TRINITY INDUSTRIES

*The information and metrics on this slide are assumptions used for scenario modeling purposes only. They are not statements of the Company's expectations, projections, guidance, forecasts, or estimates and readers should not interpret them as such.*

5

Key Financial and Operational Performance Takeaways Continuity Prioritize health and safety of operations and maintain  business continuity Customers Focus on world class service dedicated to assisting our  customers Cost  Realize opportunities for structural changes to  Reduction enhance future performance Cash Flow Maximize the financial synergies of the TrinityRail  platform and cash flow from long‐term lease contracts Capital  Prudent investment and balance sheet positioning in  Allocation down cycles drives long term value creation 6

Q&A